UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2026

Rain Enhancement Technologies Holdco, Inc.

(Exact name of Registrant as Specified in Its Charter)

Massachusetts	001-42460	99-3527155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Rain Enhancement Technologies Holdco, Inc.

4851 Tamiami Trail N, Suite 200

Naples, FL 34103

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (339) 222-6714

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common Stock, par value $0.0001 per share	RAIN	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	RAINW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On July 16, 2026, Rain Enhancement Technologies Holdco, Inc. filed a prospectus supplement to its shelf registration statement on Form S-3 (File No. 333-297172) with the Securities and Exchange Commission.

This Current Report on Form 8-K is being filed solely for the purpose of filing the opinion of TCF Law Group, PLLC, relating to the legality of the shares covered by the prospectus supplement, which opinion is filed as Exhibit 5.1 hereto.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
5.1	Opinion of TCF Law Group, PLLC.
23.1	Consent of TCF Law Group, PLLC (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2026	Rain Enhancement Technologies Holdco, Inc.

	By:	/s/ Randall Seidl
Randall Seidl
Chief Executive Officer

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